Securities Act File No. 333-29253
                                        Investment Company Act File No. 811-8253

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [x]

          Pre-Effective Amendment No.
                                      ----------

          Post-Effective Amendment No.      4
                                       ----------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [x]

          Amendment No.      6
                        ----------

                        (Check appropriate box or boxes)

                             BOYAR VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                               590 Madison Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 409-2000

                                Mr. Victor Rivas
                             Boyar Value Fund, Inc.
                               590 Madison Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                   Copies to:

                                   Dawn Garvin
                          Integrated Fund Services, Inc
                             221 East Fourth Street
                             Cincinnati, Ohio 45202

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)
[x]  on May 1, 2001 pursuant to paragraph (b)
[ ]  days after filing pursuant to paragraph (a)
[ ]  on (Date) pursuant to paragraph (a) of Rule 485

     Registrant registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 2000 was filed with the Commission on February 26, 2001.

                                      BOYAR
                                   VALUE FUND

                                   PROSPECTUS


                                   MAY 1, 2001


    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

                                                                     PROSPECTUS
                                                                     May 1, 2001

                             BOYAR VALUE FUND, INC.
                     590 Madison Avenue, New York, NY 10022

The Boyar Value Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund's investment adviser to be intrinsically undervalued.

Investment   advisory  services  for  the  Fund  are  provided  by  Boyar  Asset
Management, Inc. (the "Adviser") and the Fund is managed by Ladenburg Thalmann Fund Management Inc. (the "Manager").

This Prospectus has information you should know before you invest. Please read it carefully and retain it with your investment records.


                                TABLE OF CONTENTS

Risk/Return Summary........................................................... 3
Expense Information........................................................... 5
Investment Objective, Principal Investment Strategies
  and Principal Risk Considerations........................................... 6
Management of the Fund....................................................... 11
Sales Charges................................................................ 12
How to Purchase Shares....................................................... 15
How to Redeem Shares......................................................... 16
Shareholder Services......................................................... 17
Dividends and Distributions.................................................. 18
Taxes........................................................................ 19
Calculation of Share Price................................................... 19
Financial Highlights......................................................... 19

FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL: (Toll-Free) 1-800-266-5566

                               RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long-term capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Fund invests primarily in equity securities which are believed by the Adviser to be intrinsically undervalued. Intrinsic value, as the Adviser defines it, is the estimated current worth that would accrue to the stockholders of a company, either through liquidation of corporate assets upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business.

The Adviser believes that stock market prices often fail to accurately reflect the underlying intrinsic value of companies. To find undervalued stocks, the Adviser evaluates a company and its assets as any acquisition-minded business executive would. The Adviser takes the company's balance sheet, tears it apart, and reconstructs it in accordance with economic reality -- as opposed to generally accepted accounting principles. Economic reality, according to the Adviser, is the result when you tear a company's balance sheet apart and find hidden or undervalued assets. If the Adviser determines that he would purchase the assets of a company at a significant discount to intrinsic value, the Adviser believes that after a reasonable period of time, either the stock market will accurately reflect those values, or the assets of the company will be acquired by a third party. The Adviser will invest the Fund's assets primarily in small and mid capitalization companies. These companies, according to the Adviser, may provide greater opportunity for capital appreciation.

The Adviser utilizes a "Buy and Hold" investment strategy which reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may seem stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of good companies purchased at bargain prices provides the opportunity for appreciation without the return-eroding effects of commissions and capital gains taxes. The Adviser employs a variety of different investment strategies and techniques to uncover opportunities for the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

Further risks associated with an investment in the Fund may arise from the Fund's investment in the securities of small and medium-sized companies. Small and mid-capitalization stocks are more likely to experience higher price volatility and may have limited liquidity (which means that the Fund might have difficulty selling them at an acceptable price when it wants to).

                               PERFORMANCE SUMMARY

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund performed in each full calendar year (average annual return) and the Fund's best and worst quarters since inception, and

o how the Fund's average annual total returns compare to other recognized indexes below (based on a calendar year)


How the Fund has performed in the past does not indicate how the Fund will perform in the future. The 5% sales charge is not reflected in the bar chart; if reflected, returns would be lower than those shown.

     1999  14.24 %              2000  7.10%

Best and Worst Quarterly Performance

Best Quarter:       7.56% (June 30, 1999)
Worst Quarter:     -5.95% (September 30, 1999)

The Fund's year-to-date return as of March 31, 2001 is 3.97%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:

                                1 Year             Since Inception (May 5, 1998)
                                ------             ---------------
Boyar Value Fund                 1.75%                    4.82%
Russell 2000 Index(1)           -3.02%                    1.41%
S&P 500 Index(2)                -9.11%                    7.67%

This table illustrates total returns from a hypothetical investment in the Fund. These shares are compared to the indexes for the same periods. The performance of the Fund reflects a 5.00% sales charge. However, there have been no adjustments for taxes paid by an investor on reinvested income.

(1) Russell 2000 Index, prepared by the Frank Russell Company, tracks the return of the common stocks of the 2,000 smallest out of the 3,000 largest publicly traded U.S. domiciled companies by market capitalization. The Russell 2000 tracks the return based on price appreciation or depreciation and includes dividends. Unlike the Fund, the indices are not managed and do not incur expenses.

(2) The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.

                               EXPENSE INFORMATION

     THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

     Maximum Sales Load Imposed on Purchases(a)                5.00%
     (as a percentage of offering price)
     Maximum Deferred Sales Load
     (as a percentage of original purchase price)(b)           None
     Maximum Sales Load Imposed on Reinvested Dividends        None
     Redemption Fee (c)                                        None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


     Management Fees                                           1.00%
     Distribution  and/or Service (12b-1) Fees                  .25%
     Other Expenses                                            2.70%
                                                               -----
     Total Annual Fund Operating Expenses(d)                   3.95%
                                                               =====


(a)  This charge may be reduced depending on your total investment in the Fund.
(b) Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of 1% if a redemption occurred within 12 months of purchase and a commission was paid by the Distributor to a participating unaffiliated dealer.
(c) A wire transfer fee is charged by the Fund's custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $9.
(d) The Manager and the Adviser are voluntarily absorbing certain expenses (excluding litigation, indemnification, taxes and other extraordinary expenses) that would cause the Fund's total annual operating expenses to exceed 1.75%. It is anticipated that this arrangement will continue; however, the Manager and the Adviser reserve the right to discontinue the voluntary waiver and reimbursement of certain expenses at any time.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year*    3 Years*    5 Years*    10 Years*
-------    --------    --------    ---------
 $877       $1,144      $1,926      $3,956


*    Includes a 5.00% sales charge.

INVESTMENT  OBJECTIVE,   PRINCIPAL  INVESTMENT  STRATEGIES  AND  PRINCIPAL  RISK
CONSIDERATIONS

IN GENERAL

The investment objective of the Fund is long-term capital appreciation, which it pursues by investing primarily in equity securities which are believed by the Adviser to be intrinsically undervalued. The Fund seeks to achieve its investment objective by investing substantially all, but under normal market conditions no less than 65%, of its total assets in equity securities, including common stock, preferred stock or securities convertible into or exchangeable for common stock. The Fund will primarily invest in equity securities traded on domestic exchanges and/or in the over-the-counter markets. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Directors without shareholder approval.

Because the Fund invests primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value of the Fund's shares will fluctuate with changes in the market prices of its portfolio securities.

PRINCIPAL INVESTMENT STRATEGIES


The Adviser seeks out intrinsically undervalued companies and purchases their shares at low prices relative to their perceived inherent worth. This can lead to the potential for significant capital appreciation. The intrinsic value of a company is the estimated current worth that would accrue to the stockholders of the company, either through liquidation of corporate assets upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business. In the Adviser's opinion, within an investment time horizon of three to five years, typically either the stock market will accurately reflect a company's intrinsic value or the assets of the company will be acquired by a third party. From 1975 through March 31, 2001 approximately 47.9% of the companies that the chief investment officer of the Adviser, Mark A. Boyar, has extensively researched and written in-depth research reports about in Asset Analysis Focus have been acquired or liquidated (i.e., the assets were sold to a third party and the proceeds of the sale were distributed to the shareholders) at a premium to the price of the company's shares at the time of the initial research report appeared in Asset Analysis Focus. Investors in the Boyar Value Fund can generally expect to hold many of the companies featured in Asset Analysis Focus. Of the companies which were acquired or liquidated, the average time period from the date the initial research report was issued until a transaction actually occurred was approximately 6.4 years.


This "buy and hold" investment strategy reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may sound stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of good companies purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes. Buying and holding stocks not only postpones the payment of capital gains taxes but there are also added positive effects on the compounding rate. The Adviser believes that by reducing the number of transactions generated by profit taking, all the money invested is still working or compounding, for a better return until future tax liability is incurred.

There is an advantage to the "buy and hold" investment strategy assuming various rates of return. Frequent securities trading may increase the tax liabilities of investors and reduce investors' after tax return by not taking advantage of lower capital gains rates and the advantage of deferring payment of federal tax liabilities. Under a "buy and hold" strategy, tax liabilities may be deferred to the future and, when paid, may be paid at capital gains rates that may be lower than ordinary tax rates. There is no guarantee that federal capital gains rates will remain lower than federal ordinary income tax rates.

To hasten the recognition factor of an intrinsically undervalued company's shares in the marketplace, the Adviser also looks for companies that have some type of catalyst or trigger, for example: a company that has undergone, or is about to undergo, an asset redeployment program, resulting in potentially greater return on assets; a company whose chief operating officer and major stockholder is relatively old and has no heir to take over the company upon his death or retirement; or a company that is engaged in more than one business, with the possibility that the second business might be spun off to the existing shareholders. The Adviser generally will invest in companies whose shares:

     -    are not widely held by institutions; or
     -    are not closely followed by investment analysts; or
     - may have plummeted in value because they failed to meet analysts' earnings expectations because the Adviser believes that the likelihood of a significant disparity between stock market value and intrinsic value is likely.

At the time of investment in a company, the Adviser determines the value of all of the assets and liabilities of the company and thereby establishes a potential selling price for the company's common stock. The Adviser reviews the company's asset base from time to time (especially when the common stock of a company nears its selling price target), to carefully determine if something has changed to alter the Adviser's opinion - if not, the security is sold when it meets its fully valued price.

The Adviser employs a variety of different investment strategies to uncover investment opportunities for the Fund, including the following:

     1.   Hidden Assets

     "Hidden" assets are assets whose current values are undervalued on a company's financial statements - a situation which may lead to a disparity between market value and intrinsic worth. Hidden assets include real estate (buildings and undeveloped acreage), reserves of natural resources (coal, gas, oil and timber), cellular or cable franchises, and inventory reserves resulting from the last-in, first-out method of inventory accounting. The Adviser adjusts the value of these assets to their current market value to calculate the intrinsic worth of the company, which may be much higher than the value the stock market accords them.

     2.   Underpriced Businesses

     Excessive pessimism about a particular industry or a specific company may result in extreme disparities between the stock market value of the company and the price that would be placed upon the company if the entire enterprise were acquired by a knowledgeable private investor. When employing this method of valuation, the Adviser considers the subject company's historical earning power, present product mix and financial strength as well as the prices at which similar companies have been acquired in the recent past. The Adviser's findings help place an appropriate value on the shares of the subject company.

     3.   Undervalued Franchises

     A number of companies have, over time, created valuable consumer franchises. Their products are recognized easily by consumers around the world. Such franchises are virtually impossible for a potential competitor to duplicate. These "franchise" companies often can raise prices or even charge a premium for their products or services without losing market share. The value of this competitive advantage may not be adequately reflected in the price of the company's shares.

     4.   Selling For Less Than Net Working Capital

     The minimum liquidation value of a company is, in most instances, its net working capital value. This amount is determined by subtracting from current assets all liabilities senior to the common stock, including current liabilities, long term debt, preferred stock, capitalized lease obligations and certain pension liabilities. The stock market will, at pessimistic extremes, value individual securities at a discount to their net working capital on a per share basis. Investments made at these levels provide an opportunity to purchase securities below their liquidating value and acquire the pro-rata value of property, plant and equipment at zero cost.

     5.   "Fallen Angels"

     Well known companies, that were once the "darlings" of Wall Street, may fall out of favor with the investment community, causing their stock prices to plummet to unrealistically low levels. The Adviser may purchase shares of such companies if it determines that the fundamentals of such a concern are not permanently impaired.

     6.   Restructuring Plays, Breakups and Spin-offs

     A company interested in enhancing shareholder value may spin off a portion of its assets to current stockholders through the creation of a new public entity. The common stock of the newly spun-off company may trade temporarily at a substantial discount to its underlying net asset value. This is in part because this new entity is not immediately followed by Wall Street analysts. However, the newly focused "pure play" companies often perform well and soon receive more coverage than they ever would have as one ungainly and difficult to analyze conglomerate.

     7.   Bankruptcies

     An over-leveraged company that declares bankruptcy can purge itself of excess debt and then emerge as a more competitive enterprise. The stigma of bankruptcy, however, can sometimes depress the stock prices of those companies to bargain levels.

     8.   Under-Followed Companies

     The Adviser normally invests in the equity of companies not widely held by institutions or closely followed by other investment analysts. The Adviser believes that this is the area where the stock market is most inefficient in providing investors the opportunity to find unrecognized values. High-profile, popular companies are monitored carefully and consistently by portfolio managers and investment analysts. The likelihood of a profitable disparity developing between the stock market values and the intrinsic values of these businesses is remote.

     9.   Low Price-to-Earnings Ratios

     The Adviser believes that the risk inherent in the stock selection process can be reduced by purchasing common stock at price-to-earnings ratios that are low relative to those that prevail in the general stock market. Earnings disappointments rarely hurt low price-to-earnings common stocks for long periods of time. On the other hand, positive earnings surprises usually result in an increase of the price to earnings ratio.

     10.  Large Free Cash Flows

     The Adviser favors companies that generate significantly more cash than they need to finance day-to-day operations. Such companies can use this excess cash to repurchase their own shares, increase dividends or make acquisitions.

     11.  Insider Ownership

     The Adviser will take positions in the common equity of companies whose executives buy and hold large amounts of the company's stock. Significant insider ownership of a company's shares often indicates that the interests of the executives and managers who own those shares are aligned with the interests of other shareholders and they have a powerful incentive to work for the company's long-term success. On the other hand, insignificant insider ownership can depress the shares of an otherwise good company because its managers own too little equity in the business to care much about maximizing shareholder value. The Adviser evaluates investments in companies with extreme positions of insider ownership - significant or insignificant - to aid in determining a company's intrinsic value.
     Excessive non-stock and non-performance related compensation for a company's top officers can also depress the shares of an otherwise good company.

In making investment selections, the Fund also focuses on certain fundamental financial characteristics of a company, including debt-to-capital ratios and the market capitalization of small-, medium- and large-sized companies. The Fund has no policy regarding the minimum or maximum market capitalization of companies in which it may invest.

For  temporary  defensive  purposes,  the  Fund  may  from  time to time  have a significant portion, and possibly all, of its assets in U.S. Government obligations, corporate bonds rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), or money market instruments. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government or in money market instruments. Bonds rated Baa by Moody's or BBB by S&P, while considered "investment grade" obligations, may have speculative characteristics. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated at least A-2 by S&P or Prime-2 by Moody's, repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. When the Fund invests in U.S. Government obligations, corporate bonds or money market instruments for temporary defensive purposes, it may not achieve its investment objective. The Fund may also invest in money markets in order to maintain sufficient liquidity to cover possible redemptions and as a means of maximizing the Fund's performance while the Adviser is determining where to invest new money.

PRINCIPAL RISK CONSIDERATIONS

MARKET RISK. Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, fluctuations due to a company's earnings, economic conditions, a decline in the market generally, and other factors beyond the control of the Adviser. Accordingly, the value of an investment in the Fund will fluctuate over time. An investment in the Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Fund. We cannot give you any assurance that the Adviser's investment strategy will succeed.

SMALL- AND MEDIUM-SIZED COMPANIES. There is no minimum or maximum market capitalization of the companies in which the Fund may invest. Investing in securities of small- and medium-sized companies may involve greater risks since these securities may have limited marketability and, thus, their market prices may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of small- and medium-sized companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

RELATED TRANSACTIONS. The Fund may purchase securities that have been researched by Asset Analysis Focus (the research service affiliated with the Adviser). However, the Fund will acquire new recommendations made by Asset Analysis Focus no earlier than five business days after publication of Asset Analysis Focus. The Fund may also purchase shares in combination with other accounts managed by the Adviser. These practices may have an impact on the price and availability of the securities to be purchased by the Fund.

                             MANAGEMENT OF THE FUND

The Fund is an open-end, diversified management investment company organized as a Maryland corporation. The Board of Directors supervises the business activities of the Fund. Like other mutual funds, various organizations are retained to perform specialized services for the Fund.

MANAGER

Pursuant to a Management Agreement with the Fund, the Manager oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a fee, computed daily and payable monthly, at the annual rate of
 .50% of the Fund's average daily net assets. The Manager may voluntarily waive all or a portion of its fees from time to time and in its discretion reimburse expenses to be paid by the Fund.


The Manager, Ladenburg Thalmann Fund Management Inc., is located at 590 Madison Avenue, New York, New York 10022. Ladenburg Thalmann Asset Management Inc. owns 50% of the outstanding securities of the Manager. Ladenburg Thalmann Asset Management Inc. is a wholly-owned subsidiary of Ladenburg Thalmann & Co. Inc., a registered broker-dealer and a member of the New York Stock Exchange since 1876. Ebbets Field Association LLC, an entity controlled by Mark A. Boyar, holds the other 50% of the outstanding voting securities of the Manager.


INVESTMENT ADVISER

The Adviser is an affiliate of Mark Boyar & Company, Inc. ("Mark Boyar & Co."), a registered broker-dealer. The Adviser's principal business address is 35 East 21st Street, New York, New York 10010.

Pursuant to the Investment Advisory Agreement among the Manager, the Adviser and the Fund, the Adviser furnishes continuous investment advisory services to the Fund. Subject to the supervision and direction of the Manager and the Board of Directors, the Adviser manages the Fund's portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places orders for the purchase and sale of portfolio securities. For the services provided pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a fee, computed daily and payable monthly, at the annual rate of
 .50% of the Fund's average daily net assets. The Adviser may voluntarily waive all or a portion of its fees from time to time and in its discretion reimburse expenses to be paid by the Fund.

Mark A. Boyar is the chief investment officer of the Fund, and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Boyar, the President of Mark Boyar & Co., has also been the President of the Adviser since 1983. Mark Boyar & Co. publishes Asset Analysis Focus, an institutionally-oriented research service that focuses on uncovering intrinsically undervalued companies for investment and merger and acquisition activity. Investors in the Boyar Value Fund can generally expect to hold many of the companies featured in Asset Analysis Focus.

DISTRIBUTOR


Ladenburg Thalmann & Co. Inc., (the "Distributor") 590 Madison Avenue, New York, New York 10022, serves as the primary agent for the distribution of shares of the Fund. The Distributor is a member of the New York Stock Exchange, the American Stock Exchange and other principal national securities exchanges.

The Distributor is paid monthly fees by the Fund in connection with the servicing of shareholder accounts. A monthly service fee, authorized pursuant to a Shareholder Servicing and Distribution Plan (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, is calculated at the annual rate of
 .25% of the value of the average daily net assets of the Fund and is used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation is paid by the Distributor to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by other agents of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the Plan are not tied exclusively to the service expenses actually incurred by the Distributor, and the payments may exceed expenses actually incurred by the Distributor. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by the Distributor and amounts it receives under the Plan.


                                  SALES CHARGES

When you purchase Fund shares, you pay a 5.00% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund. Shares of the Fund are sold at the public offering price, unless you qualify to purchase shares at net asset value. The Public Offering Price is the next determined net asset value ("NAV") per share plus a sales load as shown in the following table.

                                      Sales Load as % of:
                                      -------------------
                                      Public         Net      Dealer Reallowance
                                     Offering       Amount      as % of Public
Amount of Investment                  Price        Invested     Offering Price
--------------------                  -----        --------     --------------

Less than $50,000                      5.0%          5.2%           4.75%
$50,000 but less than $100,000         4.5%          4.7%           4.25%
$100,000 but less than $250,000        3.5%          3.6%           3.25%
$250,000 but less than $500,000        2.9%          3.0%           2.70%
$500,000 but less than $1,000,000      2.2%          2.3%           2.00%
$1,000,000 or more                     None*         None*

------------------
* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of 1% may apply if a commission was paid to a participating unaffiliated dealer and the shares are redeemed within 12 months from the date of purchase.

Under certain circumstances, the Distributor may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Please direct inquiries concerning the services described in this section to the Transfer Agent at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by calling 1-800-266-5566.

REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Fund shares with the amount of your current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of a specified period of time (or when you sell your shares, if earlier), the Distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Investors whose accounts were opened prior to May 1, 2000 are not subject to any sales charge on subsequent investments. Shares of the Fund may be purchased at NAV by pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase shares at NAV.

In addition, shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Distributor, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers may also purchase shares of the Fund at NAV if their investment adviser or broker-dealer has made arrangements to permit them to do so with the Fund and the Distributor. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Associations and affinity groups and their members may purchase shares of the Fund at NAV provided that management of these groups or their financial adviser has made arrangements to permit them to do so with the Fund. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Employees, officers and directors of the Fund or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at NAV. Investors must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Employees, officers, directors and clients of the Adviser, Manager, Distributor or the Fund or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at NAV. Investors must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF SHARES. A contingent deferred sales load is imposed upon certain redemptions of shares of the Fund purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within 12 months from the date of purchase. The contingent deferred sales load will be paid to the Distributor and will be equal to 1% of the NAV at the time of purchase of the shares being redeemed. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If your purchase is subject to the contingent deferred sales load, you will be notified on the confirmation for your purchase.

Redemptions of such shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load. The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Fund may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

                             HOW TO PURCHASE SHARES


Your initial investment in the Fund ordinarily must be at least $5,000 ($2,000 for tax-deferred retirement plans). You may open an account and make an initial investment through securities dealers having a sales agreement with the Distributor. You may also make a direct initial investment by sending a check and a completed account application form to Boyar Value Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Be sure and make your check payable to the "Boyar Value Fund." An account application is included with this Prospectus.

Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund. Your purchase order must be received by the Fund's transfer agent (the "Transfer Agent") prior to the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time). If you purchase shares through a broker-dealer it is the broker-dealers responsibility to transmit your order in a timely manner to the Distributor in order for your account to receive that day's public offering price. Dealers may charge you a fee for effecting purchase orders. Direct investments received by the Transfer Agent after the close of NYSE are confirmed at the public offering price next determined on the following business day.


REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to Boyar Value Fund, Inc., to:

                        Boyar Value Fund, Inc.
                        c/o Shareholder Services
                        P.O. Box 5354
                        Cincinnati, Ohio  45201-5354

BANK WIRE ORDERS. Provided the Transfer Agent has received a completed Account Application, investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-266-5566 for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' notice to shareholders.

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. To make your initial wire purchase, you must mail a completed Account Application to the Transfer Agent.

ADDITIONAL INVESTMENTS. You may purchase additional shares of the Fund by mail or wire (minimum additional investment of $1,000) at any time at the then current public offering price as aforementioned. Before making additional investments by bank wire, please call the Transfer Agent at 1-800-266-5566. Please follow the wire instructions provided by the Transfer Agent. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account number in your letter.

EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Directors, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

                              HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

A contingent deferred sales load (charge) may apply to a redemption of Fund shares purchased at net asset value, excluding accounts opened prior to May 1, 2000. Please refer to "How to Purchase Shares" for more information.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. The Fund's custodian currently charges a $9 fee for processing wire redemptions. The Fund reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within 3 business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to 15 days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $5,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Directors deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

                              SHAREHOLDER SERVICES

Contact  the  Transfer  Agent  (nationwide  call  toll-free   800-266-5566)  for
additional information about the shareholder services described below.

Automatic Withdrawal Plan
-------------------------

If the shares in your account have a value of at least $25,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $100 each. There is no charge for this service.

Tax-Deferred Retirement Plans
-----------------------------

Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

     --   Keogh Plans for self-employed individuals

     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

Direct Deposit Plans
--------------------

Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.

Automatic Investment Plan
-------------------------

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to charge a reasonable fee for this service. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund.

Delivery of Prospectus and Shareholder Reports
----------------------------------------------

Subject to your express or implied consent upon notice by the Transfer Agent, the Fund may elect to send prospectuses and shareholder reports on a "household" basis. This means the Fund may send only one copy of a prospectus or annual report and semiannual report to a household that has multiple Fund accounts. You may revoke your consent by contacting the Transfer Agent in writing, at the address listed in the "How to Purchase Fund Shares" section. The Transfer Agent will begin sending you individual copies of the Fund's prospectus and shareholder reports it delivers 30 days after receiving your revocation.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

     Share Option  - income   distributions  and  capital  gains   distributions
                     reinvested in additional shares.

     Income Option - income   distributions  and  short-term   capital  gains
                     distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

     Cash Option  -  income  distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date. No sales charge is imposed on any reinvestment of distributions and dividends in additional shares of the Fund.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 6 months, your dividends may be reinvested in your account at the then current NAV and your account will be converted to the Share Option. No interest will accrue on an amount represented by uncashed distribution checks.

                                      TAXES

The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute annually substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss. Due to the investment strategies used by the Fund, distributions are generally expected to consist of net capital gains; however, the nature of the Fund's distributions could vary in any given year.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

                           CALCULATION OF SHARE PRICE

On each day that the Fund is open for business, the public offering price (NAV plus applicable sales load) of Fund shares is determined as of the close of the regular session of trading on the NYSE (generally 4:00 p.m., Eastern time). The Fund is open for business on each day the NYSE is open for regular trading. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to the procedures adopted by the Fund's Board of Directors.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

                    Selected Per Share Data and Ratios for a
                    Share Outstanding Throughout Each Period

                                                            Year              Year             Period
                                                           Ended             Ended             Ended
                                                        December 31,      December 31,      December 31,
                                                            2000              1999            1998 (a)
                                                        ------------      ------------      ------------
Net asset value at beginning of period                  $      11.09      $       9.72      $      10.00
                                                        ------------      ------------      ------------
Income (loss) from investment operations:
   Net investment income                                        0.03              0.01              0.03
   Net realized and unrealized gains (losses)
    on investments                                              0.76              1.37             (0.28)
                                                        ------------      ------------      ------------
Total from investment operations                                0.79              1.38             (0.25)
                                                        ------------      ------------      ------------
Less distributions:
   From net investment income                                  (0.03)            (0.01)            (0.03)
   From net realized gains on investments                      (0.27)               --                --
                                                        ------------      ------------      ------------
Total distributions                                            (0.30)            (0.01)            (0.03)
                                                        ------------      ------------      ------------

Net asset value at end of period                        $      11.58      $      11.09      $       9.72
                                                        ============      ============      ============

Total return (b)                                               7.10%            14.24%            (2.46%)
                                                        ============      ============      ============

Net assets at end of period                             $  6,375,190      $  4,134,644      $  1,415,827
                                                        ============      ============      ============

Ratio of net expenses to average net assets (c)                1.75%             1.75%             1.75%(d)

Ratio of net investment income to average net assets           0.30%             0.15%             0.66%(d)

Portfolio turnover rate                                          42%                8%                0%

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.
(b)  Total returns exclude the effect of applicable sales loads.
(c) Absent fees waived and expenses reimbursed, the ratio of expenses to average net assets would have been 3.95%, 5.28% and 13.19% (d) for the periods ended December 31, 2000, 1999 and 1998, respectively.
(d)  Annualized.

BOYAR VALUE FUND, INC.

INVESTMENT ADVISER
Boyar Asset Management, Inc.
35 East 21st Street
New York, New York 10010

FUND MANAGER
Ladenburg Thalmann Fund Management, Inc.
590 Madison Avenue
New York, New York 10022

DISTRIBUTOR
Ladenburg Thalmann & Co. Inc.
590 Madison Avenue
New York, New York 10022


ADMINISTRATOR
Integrated Fund Services, Inc.
221 East Fourth Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354


CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Ernst & Young LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202

BOARD OF DIRECTORS
Henry A. Alpert
Mark A. Boyar
Richard Finkelstein
A.F. Petrocelli
Jay R. Petschek
Jeffrey S. Silverman

Additional information about the Fund is included in the Statement of Additional Information, which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-266-5566.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-8253

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2001


                             BOYAR VALUE FUND, INC.

                  590 MADISON AVENUE, NEW YORK, NEW YORK 10022

                       For information, call 800-266-5566


                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

THE FUND.......................................................................2
INVESTMENT OBJECTIVE AND POLICIES..............................................2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS........................9
INVESTMENT LIMITATIONS........................................................11
DIRECTORS AND OFFICERS........................................................12
THE MANAGER...................................................................14
THE INVESTMENT ADVISER........................................................15
THE DISTRIBUTOR...............................................................16
DISTRIBUTION AND SHAREHOLDER SERVICING PLAN...................................16
SECURITIES TRANSACTIONS.......................................................17
CODE OF ETHICS................................................................19
PORTFOLIO TURNOVER............................................................19
CALCULATION OF SHARE PRICE....................................................20
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................21
TAXES.........................................................................22
HISTORICAL PERFORMANCE INFORMATION............................................26
PRINCIPAL SECURITY HOLDERS....................................................28
CUSTODIAN.....................................................................28
AUDITORS AND COUNSEL..........................................................28
INTEGRATED FUND SERVICES, INC.................................................28
ANNUAL REPORT.................................................................29

     This Statement of Additional Information is meant to be read in conjunction with the Prospectus for Boyar Value Fund, Inc. (the "Fund") dated May 1, 2001, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained by calling the Fund at 800-266-5566.

                                    THE FUND


     The Fund is a diversified, open-end management investment company incorporated on February 28, 1997 under the laws of the State of Maryland under the name "Boyar Value Fund, Inc." The Fund's charter authorizes the Board to issue one billion (1,000,000,000) shares of common stock, $.001 par value per share (the "Shares").


     All shareholders of the Fund, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the Shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is long-term capital appreciation.

     The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectus.

Stock Options and Currency Exchange Transactions
------------------------------------------------

     STOCK OPTIONS. When the Adviser believes that individual portfolio securities are approaching the top of the Adviser's growth and price expectations, the Fund may write covered call options against such securities. The Fund may also purchase put options. The value of the underlying securities on which covered call and put options will be written or purchased, respectively, at any one time by the Fund is not anticipated to exceed 5% of the Fund's total assets. The Fund writes and purchases options only for hedging purposes and not for speculation.

     The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified period or at a specified time.

     The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

     In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

     Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

     Prior to their expirations, call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased a put option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written a call option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

     There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

     Securities exchanges generally have established limitations governing the maximum number of calls of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

     CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into forward contracts to purchase or sell currency or (iii) by purchasing exchange-traded currency options.

     FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

     Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

     Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

     U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by the Federal Housing
Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at current value. The Fund will not lend portfolio securities to affiliates of the Adviser unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

     By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Although the generation of income is not an investment objective of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

     AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

     In a "sponsored" ADR, the Foreign issuer typically bears certain expenses of maintaining the ADR facility. While "unsponsored" ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all costs of the ADR facility. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

     CONVERTIBLE SECURITIES. Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this conversion feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock while permitting the investor to obtain a yield that is generally greater than that obtainable from the underlying common stock. In addition, convertible securities generally offer greater stability of price than the underlying common stock during declining market periods. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. The Adviser may make modifications of its investment strategy for the Fund as it deems advisable in light of its experience in managing the Fund or in response to changing market or economic conditions.

     WARRANTS. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

     Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated at least A-2 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal at least 102% of the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the collateral, including accrued interest, will at all times equal at least 102% of the value of the repurchase agreement. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The Fund's investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

     BORROWING. The Fund may borrow, temporarily, up to 33 1/3% of its total assets for extraordinary purposes or to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank.

             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

     THE RATINGS OF MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S RATINGS GROUP FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     THE RATINGS OF MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S RATINGS GROUP FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                             INVESTMENT LIMITATIONS

     The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.

     The Fund may not:

     1. Borrow money except that the Fund may borrow from banks for temporary or emergency purposes in an amount that may not exceed 33 1/3% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, and forward commitment transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

     2. Make loans, except that the Fund may purchase or hold fixed-income securities, lend portfolio securities up to 33 1/3% of the Fund's total assets and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

     3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

     4. Purchase the securities of any issuer if as a result (a) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or (b) the Fund would acquire 10% or more of the voting securities of such issuer, except that these limitations do not apply to U.S. Government
Securities and repurchase agreements collateralized by U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

     5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities or the purchase of securities directly from the issuer in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Purchase or sell real estate, except that the Fund may invest in securities (a) secured by real estate, mortgages or interests therein, (b) issued by companies which invest in real estate or interests therein or (c) hold and sell real estate acquired by the Fund as the result of the ownership of securities.

     7. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in currencies, securities and stock indexes, futures contracts and options on futures contracts and enter into short sales or short sales "against the box" in accordance with the Fund's investment objective, policies and limitations.

     8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

     9. Invest in commodities, except that the Fund may (a) purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes,
(b)
purchase and sell currencies on a forward commitment or delayed-delivery basis and (c) enter into stand-by commitments.

     10. Pledge, mortgage or hypothecate its assets, or otherwise issue senior securities, except (a) to the extent necessary to secure permitted borrowings and (b) to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

     11. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

     12. Make additional investments if the Fund's borrowings exceed 5% of its total assets.

     13. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

     Notwithstanding paragraphs numbered 1, 7, 8, 9 and 10, the Fund has no present intention of engaging in transactions involving futures contracts and options on futures contracts or of entering into short sales and short sales "against the box," and will not do so until approved by the Fund's Board and upon appropriate notice to investors.

     If a percentage restriction (other than the percentage limitation set forth in No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                             DIRECTORS AND OFFICERS

     The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below. The Board of Directors is responsible managing the business affairs of the Fund.


NAME, ADDRESS, AGE           POSITION(S) HELD            OCCUPATIONS DURING THE PAST FIVE YEARS
------------------           ----------------            --------------------------------------
Mark A. Boyar (56)*          Chairman and                President and Director of Boyar
35 East 21st Street          Chief Executive Officer     Asset Management, Inc.(the Fund's investment
New York, New York 10010                                 Adviser); President of Mark Boyar & Company,
                                                         Inc. (a registered broker-dealer); Manager
                                                         and Member of Ebbets Field Association LLC,
                                                         and entitycontrolled by Mark Boyar & Company,
                                                         Inc.; Chairman and General Partner of Boyar
                                                         GP Holdings Ltd.; Chairman of N.R.M.B.
                                                         Management, Inc.

Victor Rivas (  ) *          President                   President, Chairman and CEO of Ladenburg
590 Madison Avenue                                       Thalmann & Co. Inc.( the Fund's principal
New York, New York 10012                                 underwriter); Director, Chairman and CEO
                                                         of Ladenburg Thalmann Asset Management (the

                                     - 12 -

                                                         Fund's manager); Chairman and Director of
                                                         LTFM; Corporate Strategist for Rickel &
                                                         Associates, an IPO underwriter, from March
                                                         1997 to September 1997; and Corporate Finance
                                                         Recruiter for Janssen-Meyers Associates LLP,
                                                         an investment banking partnership, from
                                                         January 1996 to March 1997.

Jay R. Petschek (41)         Director                    Managing Director of Steinberg Asset
590 Madison Avenue                                       Management since June 2000; President of
New York, New York 10012                                 LTFM; President and Director Chief Financial
                                                         Officer  of Ladenburg Thalmann Asset
                                                         Management Inc.; Senior Managing Director,
                                                         Director of Investment Policy and Director of
                                                         Ladenburg Thalmann & Co., Inc.; President of
                                                         Corsair Management Company Inc.; General
                                                         Partner of Corsair Capital Partners L.P.

Henry A. Alpert (53)         Director                    President of Spartan Petroleum Corp.;
1158 Broadway                                            Director of Griffon Corp.
Hewlett, New York 10010

A.F. Petrocelli (57)         Director                    Chairman, President, CEO and Director of
United Capital Corp.                                     United Capital Corp.; Director of Philips
9 Park Place, 4th Floor                                  International Realty Corp.; Director of
Great Neck, New York 11021                               Nathan's Famous, Inc.;  Director of Prime
                                                         Hospitality Corp.; Director of Metex
                                                         Corporation; Director of Dorne & Margolin,
                                                         Inc.

Jeffrey S. Silverman (55)    Director                    Chairman of LTS Capital Partners; Chairman
777 Third Avenue                                         and CEO of Ply Gem Industries, Inc.; Director
New York, New York 10017                                 of Catalina Lighting since June 1997;
                                                         Director of Realco.

Richard Finkelstein (52)     Director                    Vice President of Kenco Management, Inc. &
1000 Clint Moore Road,                                   Affiliates.
Suite 110
Boca Raton, Florida 33487

Tina D. Hosking (32)         Secretary                   Vice President and Associate General Counsel
221 East Fourth Street                                   of Integrated Fund Services, Inc. (a
Suite 300                                                registered transfer agent) and IFS Fund
Cincinnati, Ohio 45202                                   Distributors, Inc. (a registered broker-
                                                         dealer).

--------------------------------
* Indicates an "interested person" of the Fund under Section 2(a)(19) of the 1940 Act.

     No employee of the Manager, the Adviser or any of their respective affiliates will receive any compensation from the Fund for acting as an officer or director of the Fund. Each other Director will receive an annual fee of $3,000, and $500 for each meeting of the Board attended by him for his services as Director and will be reimbursed for expenses incurred in connection with his attendance at Board meetings.

DIRECTORS' COMPENSATION
-----------------------

Name of Director                        Total Compensation from Fund+
----------------                        ----------------------------
Mark A. Boyar                           None
Jay R. Petschek                         None
Victor Rivas                            None
Henry A. Alpert                         $5,000
Richard Finkelstein                     $5,000
A.F. Petrocelli                         $5,000
Jeffrey S. Silverman                    $5,000

+ Amounts shown include all payments made to the Directors in the fiscal year ending December 31, 2000. All of the Directors elected to receive their payment in shares of the Fund. The Fund does not pay any retirement benefits to the Directors for their service.

                                   THE MANAGER

     Ladenburg Thalmann Fund Management Inc. (the "Manager") serves as manager of the Fund pursuant to a Management Agreement. The services provided by, and the fees payable by the Fund to, the Manager under the Management Agreement are described in the Prospectus. The fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. See "Management of the Fund" in the Prospectus. For the fiscal periods ended December 31, 1998, 1999 and 2000 the Manager voluntarily waived its management fees of $3,741, $16,780 and $24,008, respectively and reimbursed the Fund for $78,578, $85,232 and $45,851, respectively of other operating expenses.


     The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commission, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Directors who are not interested persons of the Fund, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Fund's officers and Directors with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Directors in the performance of their duties. The Manager bears promotional expenses in connection with the distribution of the Fund's shares to the extent that such expenses are not assumed by the Fund under its 12b-1 Plan (see below). The compensation and expenses of any officer, Director or employee of the Fund who is an officer, director or employee of the Manager are paid by the Manager.

     By its terms, the Fund's Management Agreement will remain in force from year to year, subject to annual approval by (a) the Board of Directors or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Directors who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Directors, by a vote of the majority of a Fund's outstanding voting securities, or by the Manager. The Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     Ladenburg Thalmann Asset Management, Inc. ("LTAM") owns 50% of the outstanding securities of the Manager. LTAM is a wholly owned subsidiary of Ladenburg Thalmann & Co. Inc., a registered broker-dealer which is a member of all principal exchanges, including the NYSE since 1876. Ladenburg Thalmann & Co. Inc. is a wholly owned subsidiary of Ladenburg Thalmann Group Inc. An entity controlled by Mark A. Boyar, Ebbets Field Association LLC, holds the other 50% of the outstanding voting securities of the Manager. The principal business address of the Manager is 590 Madison Avenue, New York, New York 10022.

                             THE INVESTMENT ADVISER


     Boyar Asset Management, Inc. (the "Adviser") serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. The services provided by, and the fees payable by the Fund to, the Adviser under the Investment Advisory Agreement are described in the Prospectus. These fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. See "Management of the Fund" in the Prospectus. For the fiscal period ended December 31, 1998, 1999 and 2000, the Adviser voluntarily waived its investment advisory fees of $3,741, $16,780 and $24,008, respectively.


     By its terms, the Fund's Advisory Agreement will remain in force from year to year, subject to annual approval by (a) the Board of Directors or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Directors who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Directors, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     The name "Boyar" is a property right of the Adviser. The Adviser may use the name "Boyar" in other connections and for other purposes, including in the name of other investment companies. The Fund has agreed to discontinue any use of the name "Boyar" if the Adviser ceases to be employed as the Fund's investment adviser.

     The Adviser is an affiliate of Mark Boyar & Co., a broker-dealer registered with the SEC. The Adviser's principal business address is 35 East 21st Street, New York, New York 10010. Mark A. Boyar, Chairman and Chief Executive Officer of the Fund, is a controlling person of the Adviser and Mark Boyar & Co.

                                 THE DISTRIBUTOR

     Ladenburg Thalmann & Co. Inc. (the "Distributor"), an affiliate of the Manager, is the principal underwriter of the Fund, as such, the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.


     The Distributor may compensate dealers based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution and Shareholder Servicing Plan" below. For the fiscal period ended December 31, 1998, the Distributor received and waived fees of $1,871 pursuant to the Plan and for the fiscal years ended December 31, 1999 and 2000, the Fund incurred and subsequently waived $8,360 and $12,031, respectively, of distribution expenses under the Plan.


                   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Fund has entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay the Distributor a fee calculated at an annual rate of .25% of the average daily net assets of the Fund. Services performed by the Distributor include (i) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (ii) sub-transfer agency services, subaccounting services or administrative services related to the sale of Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Shareholder Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of the Distributor related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (e) costs involved in obtaining whatever information, analyses and reports with respect to service activities that the Fund may, from time to time, deem advisable.


     For the fiscal period ended December 31, 1998, the Distributor received and subsequently waived fees of $1,871 pursuant to the 12b-1 Plan. For the fiscal years ended December 31, 1999 and 2000, the Distributor received and subsequently waived fees of $8,360 and $12,031, respectively, pursuant to the 12b-1 Plan. Under the 12b-1 Plan, the Distributor is compensated regardless of whether it incurs any distribution expenses on behalf of the Fund.


     Pursuant to the 12b-1 Plan, the Distributor provides the Board, at least quarterly, with reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made. The 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan ("Independent Directors"). Any material amendment of the 12b-1 Plan would require the approval of the Board in the manner described above. The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the

Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

                             SECURITIES TRANSACTIONS

     The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     The Adviser will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. All orders for transactions in securities and options on behalf of the Fund are placed with broker-dealers selected by the Adviser. Affiliates of the Manager or the Adviser may serve as the Fund's broker in effecting portfolio transactions on national securities exchanges and retain commissions in accordance with certain regulations of the SEC.

     The Adviser may, in its discretion, effect transactions in portfolio securities with dealers (other than the Adviser, the Manager and their affiliates) who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which the Adviser exercises investment discretion. The Adviser may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts and economists; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the Adviser in carrying out its responsibilities. Research received from brokers or dealers is supplemental to the Adviser's own research program. The fees to the Adviser under its advisory agreement with the Fund are not reduced by reason of its receiving any brokerage and research services. Since the Adviser and the Manager are obligated to provide management, which includes elements of research and related skills, such research and related skills will not be used by the Adviser or the Manager (or their affiliates) for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

     Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities to be sold or purchased for the Fund may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.


     During the fiscal periods ended December 31, 1998, 1999 and 2000, the Fund paid brokerage commissions of $5,095, $4,892 and $8,943, respectively.

     Any portfolio transaction for the Fund on a securities exchange may be executed through the Distributor or Mark Boyar & Company, Inc. ("Mark Boyar & Co."), an affiliate of the Adviser, if, in the Adviser's judgment, the use of the Distributor or an affiliate of the Adviser is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the Distributor or an affiliate of the Adviser charges the Fund a commission rate consistent with those charged by the Distributor or an affiliate of the Adviser to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. During the fiscal period ended December 31, 1998, the Distributor executed 100% of the Fund's portfolio transactions, for which the Distributor received aggregate commissions of $5,095. For the fiscal years ended December 31, 1999 and 2000, the Distributor executed 100% of the Fund's portfolio transactions, for which the Distributor received aggregate commissions of $4,892 and $8,943, respectively.


     In no instance will portfolio securities be purchased from or sold to the Manager, the Adviser or the Distributor or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

     Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

     The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                                 CODE OF ETHICS


     The Fund, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 act which permits Fund personnel to invest in securities for their own accounts. The Codes of Ethics adopted by the Fund, the Adviser and the Distributor are on public file with, and are available from, the SEC.


                               PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Adviser anticipates that the portfolio turnover rate for the Fund normally will not exceed 50%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.


     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal period ended December 31, 1998, the Fund's portfolio turnover rate was 0%. For the fiscal years ended December 31, 1999 and 2000, the Fund's portfolio turnover rate was 8% and 42%, respectively.


                           CALCULATION OF SHARE PRICE

     The public offering price (net asset value plus applicable sales load) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on each business day, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The Fund's portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted on the Nasdaq National Market are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by Nasdaq National Market, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

     Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a pricing service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The public offering price of the Fund's shares is equal to the per share net asset value of the shares plus the applicable sales load of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectus. The Prospectus describes generally how to purchase shares of the Fund. Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. You have the right to combine the cost or current net asset value (whichever is higher) of your existing shares of the Fund with the amount of your current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. You or your dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the your holdings by the Transfer Agent.

     LETTER OF INTENT. If you submit a Letter of Intent to the Transfer Agent you may be entitled to purchase Fund shares at a reduced sales load. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. The amount held in escrow will be invested in Fund shares. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. You or your dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. The Fund does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

     If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

                                      TAXES

     The following is a summary of the material federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

     The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and
(b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

     As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Furthermore, the Fund will be subject to corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

     The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


     During the period from November 1, 2000 through December 31, 2000, the Fund had a net realized capital loss of $101,612, which is treated for tax purposes as arising during the Fund's tax year ending December 31, 2001. This "post-October" loss may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.


     With regard to the Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

     If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Funds to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified election fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

     Recently, legislation was enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December 31, 1997. This election would result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

     Dividends and Distributions. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

     Shareholders receiving dividends or distributions in the form of additional shares should be treated for federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

     If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     Sales of Shares. Upon the sale of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

     Foreign Taxes. Income received by the Fund from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50 percent of the value of the Fund's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. In the absence of such an election, the foreign taxes paid by the Fund will reduce its investment company taxable income, and distributions of investment company taxable income received by the Fund from non-U.S. sources will be treated as United States source income.

     Backup  Withholding.  The Fund may be  required  to  withhold,  for federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's federal income tax liabilities.

     Notices. Shareholders will be notified annually by the Fund as to the federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

     Other Taxation. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                       HISTORICAL PERFORMANCE INFORMATION

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                          n
                                 P (1 + T) = ERV

Where:
P =       a hypothetical initial payment of $1,000
T =       average annual total return
n =       number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions.


As of December 31, 2000, the Fund's one year total return was 1.75% and its total return since inception (May 5, 1998) was 4.82%.

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The Fund's total returns (excluding the effect of the applicable sales load) for the period ended December 31, 2000 are as follows: one year 7.10%; since inception 6.86%.


     From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1) - 1]
Where:
a =       dividends and interest earned during the period
b =       expenses accrued for the period (net of reimbursements)
c =       the average daily number of shares outstanding during the
          period that were entitled to receive dividends
d =       the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, FORTUNE or MORNINGSTAR MUTUAL FUND VALUES. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                           PRINCIPAL SECURITY HOLDERS


     As of April 6, 2001, Weiss, Peck & Greer LLC, 1 New York Plaza, 31st Floor, New York, New York 10004, owned of record 10.10% of the outstanding shares of the Fund. Ladenburg Thalmann Group, Inc., c/o New Valley Corporation, 100 Southeast 2nd Street, Miami, Florida, owned of record 36.76% of the outstanding shares of the Fund. Ladenburg Thalmann Group, Inc. may be deemed to control the Fund. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of the Fund would be able to cast the deciding vote.

     As of April 6, 2001, the Directors and officers of the Fund as a group owned of record or beneficially 6.60% of the outstanding shares of the Fund.


                                    CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the Fund's investments. Star Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

                              AUDITORS AND COUNSEL


     The firm of Ernst & Young LLP, with principal offices at 1300 Chiquita Center, Cincinnati, Ohio, has been selected as auditor of the Fund for the fiscal year ending December 31, 2001. Ernst & Young LLP performs an annual audit of the Fund's financial statements and advised the Fund as to certain accounting matters.

     Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, 02109, serves as counsel for the Fund as well as counsel to the Manager and the Distributor.

                         INTEGRATED FUND SERVICES, INC.

     The Fund's transfer agent, Integrated Fund Services, Inc. ("Integrated"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Integrated is a wholly owned subsidiary of the Western and Southern Life Insurance Company. Integrated receives for its services as transfer agent a fee payable monthly at an annual rate of $18 per account from the Fund, provided, however, that the minimum fee is $1,200 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Integrated also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Integrated to perform its duties, the Fund pays Integrated a fee in accordance with the following schedule:

            Asset Size of Fund                 Monthly Fee
           --------------------                -----------
           $   0 - $ 50,000,000                  $2,000
              50 -  100,000,000                   2,500
             100 -  200,000,000                   3,000
             200 -  300,000,000                   4,000
            Over    300,000,000                   5,000

In addition, the Fund pays all costs of external pricing services.

     In addition,  Integrated is retained to provide administrative  services to
the  Fund.  In  this  capacity,   Integrated  supplies   non-investment  related
statistical and research data, internal regulatory compliance services and executive and administrative services. Integrated supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For the performance of these administrative services, the Fund pays Integrated a fee at the annual rate of
 .15% of the average value of its daily net assets up to $50,000,000, .125% of such assets from $50,000,000 to $100,000,000 and .10% of such assets in excess of $100,000,000; provided, however, that the minimum fee is $1,000 per month.


     For the fiscal period ended December 31, 1998, Integrated received fees of $9,600, $16,000 and $8,000 for transfer agent services, accounting and pricing services and administrative services, respectively. For the fiscal years ended December 31, 1999 and 2000, Integrated received fees in each year of $14,400, $24,000 and $12,000 for transfer agent services, accounting and pricing services and administrative services, respectively

                                  ANNUAL REPORT

     The Fund's financial statements as of December 31, 2000 appear in the Fund's annual report, which is attached to this Statement of Additional Information.

================================================================================

                             BOYAR VALUE FUND, INC.
                             ----------------------



                                  ANNUAL REPORT
                                December 31, 2000



                                  Fund Manager
                                  ------------
                     LADENBURG THALMANN FUND MANAGEMENT INC.
                               590 Madison Avenue
                               New York, NY 10022


           Investment Adviser                        Administrator
           ------------------                        -------------
      BOYAR ASSET MANAGEMENT, INC.            INTEGRATED FUND SERVICES, INC.
          35 East 21st Street                    221 East Fourth Street
          New York, NY 10010                           Suite 300
            1-212-995-8300                        Cincinnati, OH 45202
                                                     1-800-266-5566

================================================================================

                                        February 27, 2001

Dear Boyar Value Fund Shareholder:

PERFORMANCE RESULTS
-------------------

o Boyar Value Fund bested all the leading indices during Calendar 2000, advancing 7.1%. The NASDAQ Composite plunged 39.3% to 2,470.52, the worst year since it was created in 1971, giving back a substantial portion of 1999's record 86% rocket ride - its peak-to-trough 54% plunge represented a loss of $3.3 trillion in paper wealth, equivalent to the value of 1/3 of all the homes in the U.S... Fed Chairman Greenspan no longer has to worry about the wealth effect.

o The Dow Jones Industrial Average fell 4.6% to 10,786.85 for the year, breaking a nine-year winning streak and representing its worst calendar year since 1981. The Standard & Poor's 500 stock index lost 8.9%, its worst downturn since 1977.

                              CALENDAR 2000 RESULTS
                              ---------------------
                                                                         NASDAQ
BOYAR VALUE FUND         DJIA        S&P 500       RUSSELL 2000        COMPOSITE
----------------         ----        -------       ------------        ---------
     +7.1%              (4.6%)       (8.9%)           (3.0%)            (39.3%)

A LOOK BACK AT 2000
-------------------

o For the last couple of years we wrote clients regularly about the technological revolution we were experiencing, which in terms of size and scope were unprecedented. However, we frequently warned that the stock market had valued the vast majority of technology related businesses, particularly those engaged in Internet commerce, at levels that discounted almost everything, including the hereafter. Our hunch was that at some point in time a great many investors would lose a great amount of money. (See letter to shareholders dated 1/27/00) So last year's tech wreck did not surprise us.

o Who is to blame for this debacle? First and foremost absurdly high valuations were the primary culprit... Yes, the NASDAQ has retreated by about 50% from its April 2000 high, but the fact remains that the vast majority of companies that comprise this index are still trading at lofty multiples, far exceeding even the most optimistic growth rates. In fact, most of these companies are still priced for perfection. So, let us assume they meet analysts' expectations during the next five years, and I will wager a good many won't, but let us assume they do - what kind of return can an investor capture during that time frame, if the business is already trading at more than 100x current earnings? If you factor in the risk associated with such an investment one might conclude it's a fool's game.

o ALAN GREENSPAN "The Maestro," played a role. He raised interest rates six times, ostensibly fearing that a 5% - 6% increase in GDP, coupled with a 4% unemployment rate would trigger an unacceptable increase in the rate of inflation. On a number of occasions he vehemently denied that these rate increases were a direct attack on the stock market. Although his irrational exuberant remarks made mention of the wealth effect and how it impacted consumer spending... With the benefit of hindsight the last two fed hikes were clearly unnecessary, especially in light of the sharp increase in energy prices, which acted as a type of tax further inhibiting the consumers ability to spend.

o INVESTMENT BANKERS brought out new issue after new issue, pricing them, not on generally accepted standards such as cash flow or multiples of profit, but on a new economy matrix, that reminded one of the "Emperors New Clothes" saga... Investors clamored for them - not just some IPOs but almost all of them. And why not, given that a large percentage were doubling or tripling on their first day? The vast majority, however, have since imploded, with more than two-thirds trading below their offering price, and lots of them way below that number.

o INTERNET ANALYSTS were the newest masters of the universe. With stunning regularity, they would make an outrageous prediction that within a year, a stock would double or triple or better - and watch gleefully as the stock sometimes did that in a month. These analysts who made these wild prognostications, time and again on CNBC, have lived to regret those irrational, and analytically ill-conceived recommendations, as most of those stocks now sell for a tiny fraction of the price when the predictions were made. It will be interesting to see what happens to these masters of Wall Street.

o DAY TRADERS - during NASDAQ's go-go days, day traders became a symbol of the nation's obsession with the stock market. Darting in and out of the market, typically making dozens or even hundreds of trades a day. While their numbers were limited, perhaps no more than 7,000, their rapid-fire trades moved prices, especially in small high-technology stocks. And although the evidence suggests that few traders actually made money, tales of their exploits helped fuel the aura of excitement around the stock market that drew many individuals to invest.

A LOOK FORWARD
--------------

o Just as 2000 surprised on the downside, 2001 could surprise on the upside. However, it would be wise for investors to temper their expectations. After all, over the past 50 years stocks have returned on average approximately 10% per annum. The five years prior to 1999 were quite exceptional, and I would expect over the next few years for returns to regress to the mean.

o 2001 could be a year when individual stocks outperform the leading indices. We are already seeing early signs that such a trend is emerging... Take the Standard & Poor's 500 index. In 1999 it rose 19.5%. Last year it declined 8.9%. But if you look at the individual stocks in the index a different picture emerges. In 1999, only 241 of the 500 companies in the index ascended in value. But last year, 276 stocks in the index gained, while only 218 declined in price.

o So why do the percentage gains and losses tell such a different story? It's because the big winners in 1999 and early 2000 were technology stocks, and their performance pulled up the average while many other shares were lagging. Like most stock indices, the S&P is capitalization weighted, so the movement of the companies that investors value the highest - now including many technology companies - has the largest impact on the index.

o This is precisely why we believe the leading indices will take a back seat to good old fashion stock picking during the next year or two. True, technology stocks have become less expensive since last April, but many of them are still not cheap, a fair number still trade at 100x earnings or more.

o In my opinion the NASDAQ's peak of 5,000 reached last April will stand for many years to come. It is somewhat reminiscent of the Nikkei's surge more than a decade ago. Very rarely does the excess of a past cycle become the excess again very quickly.

o There is another fairly reliable indicator that helps support the thesis that technology stocks will underperform in the years ahead. Our research shows that when anytime a particular sector represents a significant overwieghting in a particular index, usually 30%, that sector often underperforms for quite sometime. It happened to both the oil and gas sector. Technology stocks at its zenith represented a weighting of more than 35% in the S&P 500.

o Last year the crowd loved the market far more than it deserved, and trillions got lost when the economy cooled off faster than most envisioned.

o Now, though, as in 1991 (the end of our last recession), the worst is probably over or will be over during the next few months, just when the gloom is most pervasive. Because of the quick rate cuts we've already had, we might be out of this stealth recession moments after it began.

o Furthermore, the Fed stands ready to cut rates back to levels we haven't seen in six years, if necessary. We believe it is quite possible that the Fed will cut rates down to 4% to ensure that this economy doesn't go into a prolonged contraction. That will force trillions now on the sidelines, paralyzed by fear, into equities.

o So let the pessimists create bargains as they scoff at the rate and tax cuts for being too little too late. The boom will not be spread as equally as it was a decade ago, though technology, which started roaring right about then, has way too much mending to do to participate until the economy gets much stronger... we believe the sectors to focus on include: (1)
     Regional Banks, spreads will widen and multiples will expand. (2) Retailers, valuations are becoming quite compelling - as the year unfolds comp store sales will be easier to beat. (3) Certain tele-communication businesses have been beaten down to historically low valuations.

BOYAR VALUE FUND PHILOSOPHY GOALS
---------------------------------

o The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value.

o Furthermore, a substantial number of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts' earnings expectations.

o Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand it does create a "margin of safety," since most of these companies have plummeted in value by such a margin that most of the downside risk has been significantly reduced.

o Over an investment time horizon of three to five years, it our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

o By utilizing this long-term "Buy and Hold" strategy it allows capital to compound without the return-eroding effect of commissions and capital gains taxes. Such an orientation may sound stodgy, but we firmly believe this approach is as important to investment success as picking the right stocks at the right price and at the right time.

If you have any questions please do not hesitate to call (212) 995-8300 or visit our website: www.boyarvalue.com.
             -------------------
                                        Very truly yours,

                                        /s/ Mark A. Boyar

                                        Mark A. Boyar
                                        Chief Investment Officer

        Comparison of the Change in Value of a $10,000 Investment in the Boyar Value Fund, Inc., the Russell 2000 Index, the Russell 2000
                 Value Index and the Russell Midcap Value Index

                                                              12/00
                                                              -----
           Boyar Value Fund, Inc.                            $11,935
           Russell 2000 Index                                $10,379
           Russell 2000 Value Index                          $10,395
           Russell Midcap Value Index                        $11,424

                            ------------------------
                             Boyar Value Fund, Inc.
                           Average Annual Total Return

                            1 Year    Since Inception*
                            7.10%          6.87%
                            ------------------------

                  *Commencement of operations was May 5, 1998.

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2000



ASSETS
   Investment securities:
     At acquisition cost                                           $  5,941,867
                                                                   ============
     At market value (Note 1)                                      $  6,291,131
   Accrued income                                                         3,523
   Receivable for capital shares sold                                     9,496
   Receivable from Adviser (Note 3)                                      31,824
   Receivable from Affiliates (Note 3)                                    9,800
   Organization expenses, net (Note 1)                                   41,488
   Other assets                                                           9,944
                                                                   ------------
     TOTAL ASSETS                                                     6,397,206
                                                                   ------------

LIABILITIES
   Bank overdraft                                                        10,033
   Income distribution payable                                              355
   Capital gain distributions payable                                     3,692
   Other accrued expenses and liabilities                                 7,936
                                                                   ------------
     TOTAL LIABILITIES                                                   22,016
                                                                   ------------

NET ASSETS                                                         $  6,375,190
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                    $  6,127,284
Accumulated net investment income                                           254
Accumulated net realized losses from security transactions             (101,612)
Net unrealized appreciation on investments                              349,264
                                                                   ------------
NET ASSETS                                                         $  6,375,190
                                                                   ============
Shares of beneficial interest outstanding
  (1,000,000,000 shares authorized, $0.001 par value)                   550,465
                                                                   ============

Net asset value and redemption price per share (Note 1)            $      11.58
                                                                   ============

Maximum offering price per share (Note 1)                          $      12.19
                                                                   ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000

INVESTMENT INCOME
   Dividends                                                       $     87,545
   Interest                                                              10,747
                                                                   ------------
     TOTAL INVESTMENT INCOME                                             98,292
                                                                   ------------
EXPENSES
   Investment advisory fees (Note 3)                                     24,008
   Management fees (Note 3)                                              24,008
   Accounting services fees (Note 3)                                     24,000
   Directors' fees and expenses                                          20,000
   Amortization of organization expenses (Note 1)                        17,781
   Insurance expense                                                     14,633
   Transfer agent fees (Note 3)                                          14,400
   Distribution expenses (Note 3)                                        12,031
   Administrative services fees (Note 3)                                 12,000
   Custodian fees                                                         8,650
   Postage and supplies                                                   5,378
   Registration fees                                                      5,346
   Professional fees                                                      4,000
   Shareholder report costs                                               2,990
   Other expenses                                                           701
                                                                   ------------
     TOTAL EXPENSES                                                     189,926
   Fees waived and expenses reimbursed (Note 3)                        (105,898)
                                                                   ------------
     NET EXPENSES                                                        84,028
                                                                   ------------

NET INVESTMENT INCOME                                                    14,264
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                         69,719
   Net change in unrealized appreciation/depreciation
    on investments                                                      (10,425)
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                         59,294
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $     73,558
                                                                   ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Year    For the Year
                                                                 Ended           Ended
                                                              December 31,    December 31,
                                                                  2000            1999
                                                              ------------    ------------

FROM OPERATIONS
   Net investment income                                      $     14,264    $      5,136
   Net realized gains (losses) from security transactions           69,719         (25,578)
   Net change in unrealized appreciation/depreciation
    on investments                                                 (10,425)        372,929
                                                              ------------    ------------
Net increase in net assets from operations                          73,558         352,487
                                                              ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                      (14,010)         (5,136)
   In excess of net investment income                                   --            (149)
   rom net realized gains                                         (145,753)             --
                                                              ------------    ------------
Total distributions                                               (159,763)         (5,285)
                                                              ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                     3,818,725       2,466,134
   Net asset value of shares issued in
    reinvestment of distributions to shareholders                  155,716           5,072
   Payments for shares redeemed                                 (1,647,690)        (99,591)
                                                              ------------    ------------
Net increase in net assets from capital share transactions       2,326,751       2,371,615
                                                              ------------    ------------

TOTAL INCREASE IN NET ASSETS                                     2,240,546       2,718,817

NET ASSETS
   Beginning of year                                             4,134,644       1,415,827
                                                              ------------    ------------
   End of year                                                $  6,375,190    $  4,134,644
                                                              ============    ============
CAPITAL SHARE ACTIVITY
   Sold                                                            315,928         236,006
   Reinvested                                                       13,447             464
   Redeemed                                                       (151,748)         (9,266)
                                                              ------------    ------------
   Net increase in shares outstanding                              177,627         227,204
   Shares outstanding, beginning of year                           372,838         145,634
                                                              ------------    ------------
   Shares outstanding, end of year                                 550,465         372,838
                                                              ============    ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

                    Selected Per Share Data and Ratios for a
                    Share Outstanding Throughout Each Period

                                                            Year              Year             Period
                                                           Ended             Ended             Ended
                                                        December 31,      December 31,      December 31,
                                                            2000              1999            1998 (a)
                                                        ------------      ------------      ------------
Net asset value at beginning of period                  $      11.09      $       9.72      $      10.00
                                                        ------------      ------------      ------------
Income (loss) from investment operations:
   Net investment income                                        0.03              0.01              0.03
   Net realized and unrealized gains (losses)
    on investments                                              0.76              1.37             (0.28)
                                                        ------------      ------------      ------------
Total from investment operations                                0.79              1.38             (0.25)
                                                        ------------      ------------      ------------
Less distributions:
   From net investment income                                  (0.03)            (0.01)            (0.03)
   From net realized gains on investments                      (0.27)               --                --
                                                        ------------      ------------      ------------
Total distributions                                            (0.30)            (0.01)            (0.03)
                                                        ------------      ------------      ------------

Net asset value at end of period                        $      11.58      $      11.09      $       9.72
                                                        ============      ============      ============

Total return (b)                                               7.10%            14.24%            (2.46%)(c)
                                                        ============      ============      ============

Net assets at end of period                             $  6,375,190      $  4,134,644      $  1,415,827
                                                        ============      ============      ============

Ratio of net expenses to average net assets (d)                1.75%             1.75%             1.75%(e)

Ratio of net investment income to average net assets           0.30%             0.15%             0.66%(e)

Portfolio turnover rate                                          42%                8%                0%

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.
(b)  Total returns exclude the effect of applicable sales loads.
(c)  Not annualized.
(d) Absent fees waived and expenses reimbursed, the ratio of expenses to average net assets would have been 3.95%, 5.28% and 13.19% (e) for the periods ended December 31, 2000, 1999 and 1998, respectively (Note 3).
(e)  Annualized.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 2000

                                                                        Market
  Shares                                                                Value
  ------                                                            ------------
            COMMON STOCKS - 80.9%
            CONSUMER, CYCLICAL - 48.2%
     9,000    Carnival Corp. - Class A                              $    277,313
     2,000    The Walt Disney Co.                                         57,875
     5,000    Dun & Bradstreet Corp. (a)                                 129,375
     6,000    Ethan Allen Interiors, Inc.                                201,000
    50,000    Hanover Direct, Inc. (a)                                    18,750
     9,000    Hasbro, Inc.                                                95,625
    14,600    Hilton Hotels Corp.                                        153,300
    12,000    IHOP Corp. (a)                                             260,250
    10,000    Lands' End, Inc.                                           251,200
     8,000    Mattel, Inc.                                               115,520
     5,000    Meredith Corp.                                             160,937
    15,100    Midas, Inc.                                                180,256
     4,000    Neiman Marcus Group, Inc.                                  142,250
    18,000    Pier 1 Imports, Inc.                                       185,625
    20,100    Playboy Enterprises - Class B (a)                          199,744
     1,100    Readers Digest Association - Class A                        43,037
    10,000    Regis Corp.                                                145,000
    33,100    Spiegel, Inc.                                              142,744
     1,000    Time Warner, Inc.                                           52,240
     5,200    Toys R Us, Inc. (a)                                         86,775
     1,153    Viacom, Inc. - Class B (a)                                  53,903
     1,840    Vivendi Universal - SP                                     120,175
                                                                    ------------
                                                                       3,072,894
                                                                    ------------

            CONSUMER, NON-CYCLICAL - 4.4
     5,000    Cendant Corp. (a)                                           48,125
     7,800    Cross (A.T.) Co. - Class A                                  34,612
       200    IMS Health, Inc.                                             5,400
    11,600    Whitman Corp.                                              189,950
                                                                    ------------
                                                                         278,087
                                                                    ------------

            FINANCIAL SERVICES - 18.6%
     3,000    Bank One Corp.                                             109,875
     4,250    Chase Manhattan Corp.                                      193,109
     4,600    Citigroup, Inc.                                            234,888
    14,400    Covest Bancshares, Inc.                                    183,600
     1,000    Dow Jones & Co., Inc.                                       56,625
     2,200    Lehman Brothers Holding                                    148,775
    10,000    Moody's Corp.                                              256,875
                                                                    ------------
                                                                       1,183,747
                                                                    ------------

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 2000
                                                                        Market
  Shares                                                                Value
  ------                                                            ------------
            INDUSTRIAL - 3.1%
    13,000    Aviall, Inc. (a)                                      $     65,812
     4,000    Diebold, Inc.                                              133,500
                                                                    ------------
                                                                         199,312
                                                                    ------------

            TECHNOLOGY - 2.2%
     2,000    Comcast Corp.                                               83,500
     3,000    Motorola, Inc.                                              60,750
        10    Synavant, Inc. (a)                                              47
                                                                    ------------
                                                                         144,297
                                                                    ------------

            UTILITIES - 4.4%
     9,000    AT&T Corp.                                                 155,813
     2,000    Alltel Corp.                                               124,875
                                                                    ------------
                                                                         280,688
                                                                    ------------

            TOTAL COMMON STOCKS (Cost $4,810,756)                   $  5,159,025
                                                                    ------------
   Par
   ---
            U.S. GOVERNMENT & AGENCY OBLIGATIONS - 12.9%
   825,000    Federal Farm Credit Bank, 01/02/01 (Cost $824,005)    $    825,000
                                                                    ------------

            MONEY MARKETS - 4.8%
   307,106    Firstar Stellar Treasury Fund (Cost $307,106)         $    307,106
                                                                    ------------

            TOTAL INVESTMENT SECURITIES (Cost $5,941,867) - 98.6%      6,291,131

            OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%                  84,059
                                                                    ------------

            NET ASSETS - 100.0%                                     $  6,375,190
                                                                    ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

1.   SIGNIFICANT ACCOUNTING POLICIES

Boyar Value Fund, Inc. (the Fund), is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended, (the 1940 Act), and was incorporated on February 28, 1997 under the laws of the State of Maryland. The Fund was capitalized on November 19, 1997, when the initial 10,000 shares of the Fund were purchased at $10.00 per share. Except for the initial purchase of shares, the Fund had no operations prior to the commencement of operations on May 5, 1998.

The Fund seeks to provide long-term capital appreciation through investment in equity securities which are believed by the Adviser to be intrinsically undervalued.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at their closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at their closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. Effective May 1, 2000, the maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 5.26% of net asset value (or 5.00% of the offering price) and a contingent deferred sales charge of 1.00% if redeemed within a one-year period from the date of purchase. The redemption price per share is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of December 31, 2000, based upon a federal income tax cost of portfolio investments of $5,941,867, the Fund had net unrealized appreciation of $349,264, consisting of $810,365 of gross unrealized appreciation and $461,101 of gross unrealized depreciation.

During the period from November 1, 2000 through December 31, 2000, the Fund had a net realized captial loss of $101,612, which is treated for federal income tax purposes as arising during the Fund's tax year ending December 31, 2001. This "post-October" loss may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts -- For the year ended December 31, 1999, the Fund reclassified net investment losses of $149 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2000,  cost of purchases and proceeds from sales
of  portfolio  securities,  other  than  short-term  investments,   amounted  to
$3,642,554 and $1,594,059, respectively.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

3.   TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board of Directors, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management Inc. (the Manager) is responsible for managing the daily business operations of the Fund. Boyar Asset Management, Inc. (the Adviser) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co. Inc. (LTCI) acts as distributor of the Fund's shares. The Fund has employed Integrated Fund Services, Inc. (IFS) to provide administration, accounting and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, the Adviser, LTCI or IFS.

MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board of Directors, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Investment Advisory Agreement with the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

The Manager currently intends to waive its management fees and reimburse other operating expenses of the Fund, and the Adviser currently intends to waive its investment advisory fees, to the extent necessary to limit the total operating expenses of the Fund to 1.75% of average daily net assets. In accordance with the above limitation, the Manager voluntarily waived its management fees of $24,008 and reimbursed the Fund for $45,851 of other operating expenses, and the Adviser voluntarily waived its investment advisory fees of $24,008 for the year ended December 31, 2000.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement between the Fund and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For these services, IFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such assets from $50 million to $100 million; and 0.10% of such assets in excess of $100 million, subject to a monthly minimum fee of $1,000.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Fund and IFS, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $18 per shareholder account, subject to a monthly minimum fee of $1,200. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement between the Fund and IFS, IFS calculates the daily net asset per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current net assets, of $2,000 from the Fund. In addition, the Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
The Fund has adopted a Shareholder Servicing and Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to LTCI, as a distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or IFS. For the year ended December 31, 2000, the Fund incurred and LTCI subsequently waived $12,031 of distribution expenses under the Plan.

4.   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

On December 29, 2000, the Fund declared and paid a long-term capital gain distribution of $145,753 or $0.2718 per share. In January of 2001, shareholders will be provided with Form 1099-DIV which reports the amount and tax status of the capital gain distribution paid during calendar year 2000.

                         Report of Independent Auditors

To the Shareholders and Board of Directors of Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Boyar Value Fund, Inc. as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyar Value Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP
Cincinnati, Ohio
February 12, 2001

                             BOYAR VALUE FUND, INC.
                             ======================


PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
--------  --------

          (a)       Articles of Incorporation*

          (b)       Bylaws*

          (c) Incorporated by reference to Articles of Incorporation and Bylaws

          (d)       Investment Advisory Agreement*

          (e)(i)    Underwriting Agreement*

             (ii)    Dealer's Agreement*

          (f)       Inapplicable

          (g)       Custody Agreement*

          (h)(i)    Management Agreement*

             (ii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement*

             (iii)  Administration Agreement*

             (iv)   Accounting Services Agreement*

             (v)    Administrative Services Agreement*

          (i)(i)    Opinion and Consent of Counsel*

             (ii) Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to the Fund*

          (j)       Consent of Independent Public Accountants

          (k)       Inapplicable

          (l)       Purchase Agreement*

          (m)       Shareholder Servicing and Distribution Plan*

          (n)       Inapplicable

          (o)       Inapplicable

          (p)(i) Code of Ethics of Boyar Value Fund, Inc. and Boyar Asset Management, Inc.*

             (ii)   Code of Ethics of Ladenburg Thalmann & Co. Inc.*


--------------------------------------
* Incorporated by reference to Registration Statement on Form N-1A or subsequently filed Post-Effective Amendment.


Item 24.  Persons Controlled by or Under Common Control with Registrant.
--------  --------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
--------  ---------------

          Registrant, officers and directors of Ladenburg Thalmann Fund Management Inc., Boyar Asset Management, Inc. and Ladenburg Thalmann & Co. Inc. and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. These policies provide insurance for any "Wrongful Act" of an officer or director. Wrongful Act is defined as breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by an officer, director or trustee in connection with the operation of Registrant. Insurance coverage does not extend to (a) conflicts of interest or gain in fact any profit or advantage to which one is not legally entitled, (b) intentional non-compliance with any statute or
          regulation  or  (c)  commission  of  dishonest,   fraudulent  acts  or
          omissions. Insofar as it relates to Registrant, the coverage is limited in amount and, in certain circumstances, is subject to a deductible.

          Under Article VIII of the Articles of Incorporation (the "Articles"), the Directors and Officers of Registrant shall not have any liability to Registrant or its stockholders for money damages, to the fullest extent permitted by Maryland law. This limitation on liability applies to events occurring at the time a person serves as a Director or officer or Registrant whether or not such person is a Director or officer at the time of any proceeding in which liability is asserted. No provision of Article VIII shall protect or purport to protect any Director or officer of Registrant against any liability to Registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Registrant shall indemnify and advance expenses to its currently acting and its former Directors to the fullest extent that indemnification of Directors and advancement of expenses to Directors is permitted by the Maryland General Corporation law.

          Registrant shall indemnify and advance expenses to its officers to the same extent as its Directors and to such further extent as is consistent with such law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

          Article VIII of the By-Laws further limits the liability of the Directors by providing that any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of Registrant, or is or was serving while a director or officer of Registrant at the request of Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to Registrant or any stockholder thereof to which such person would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26.  Business and Other Connections of the Investment Adviser
--------  --------------------------------------------------------

          Boyar Asset Management, Inc. is wholly owned by Mark A. Boyar and acts as investment adviser to Registrant. Boyar Asset Management, Inc. renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of Boyar Asset Management, Inc., together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Boyar Asset Management, Inc. (SEC File No. 801-19283).

Item 27.  Principal Underwriters
--------  ----------------------

          (a)  Ladenburg Thalmann & Co. Inc. acts as distributor for Registrant.

          (b) For information relating to each director and officer of Ladenburg Thalmann & Co. Inc., reference is made to Form BD (SEC File No. 8-16354) filed by Ladenburg Thalmann & Co. Inc. under the Securities Exchange Act of 1934.

Item 28.  Location of Accounts and Records
--------  --------------------------------


          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 590 Madison Avenue, New York, New York 10022, at the offices of Registrant's investment adviser located at 35 East 21st Street, New York, New York 10010, at the offices of Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202, or at the offices of the Registrant's transfer agent located at 221 East Fourth Street, Cincinnati, Ohio 45202.


Item 29.  Management Services Not Discussed in Parts A or B
-------   -------------------------------------------------

          Inapplicable

Item 30.  Undertakings
--------  ------------

          Inapplicable

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of April, 2001.

                                        BOYAR VALUE FUND, INC.

                                        By: /s/ Mark A. Boyar
                                            ----------------------
                                            Mark A. Boyar
                                            Chairman and Chief
                                            Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                        Title                      Date
   ---------                        -----                      ----

/s/ Mark A. Boyar
-------------------------          Chairman and              April 27, 2001
Mark A. Boyar                      Chief Executive
                                   Officer

/s/ Victor Rivas
-------------------------          President                 April 27, 2001
Victor Rivas                       and Director

                                   Director
-------------------------
Henry A. Alpert*

                                   Director
-------------------------
A.F. Petrocelli*                                          By:/s/ Tina D. Hosking
                                                             -------------------
                                                             Tina D. Hosking
                                   Director                  Attorney-in-Fact*
-------------------------
Jeffrey S. Silverman*                                        April 27, 2001

                                   Director
-------------------------
Richard Finkelstein*

                                INDEX TO EXHIBITS

(a)       Articles of Incorporation*

(b)       Bylaws*

(c) Incorporated by reference to Articles of Incorporation and Bylaws

(d)       Investment Advisory Agreement*

(e)(i)    Underwriting Agreement*

   (ii)   Dealer's Agreement*

(f)       Inapplicable

(g)       Custody Agreement*

(h)(i)    Management Agreement*

   (ii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement*

   (iii)  Administration Agreement*

   (iv)   Accounting Services Agreement*

   (v)    Administrative Services Agreement*

(i)(i)    Opinion and Consent of Counsel*

   (ii) Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to the Fund*

(j)       Consent of Independent Public Accountants

(k)       Inapplicable

(l)       Purchase Agreement*

(m)       Shareholder Servicing and Distribution Plan*

(n)       Inapplicable

(o)       Inapplicable

(p)(i)    Code of Ethics of Boyar Value Fund,  Inc. and Boyar Asset  Management,
          Inc.*

   (ii)   Code of Ethics of Ladenburg Thalmann & Co. Inc.*

-------------------------------------
* Incorporated by reference to Registration Statement on Form N-1A or subsequently filed Pre-Effective Amendment.